UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05012

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Asset Management Income Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2010 to December 31, 2010

Item 1. Reports to Stockholders.

Credit Suisse Asset Management
Income Fund, Inc.
Eleven Madison Avenue
New York, NY 10010

Directors

Enrique R. Arzac

Chairman of the Board

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

Steven Rappaport

Officers

John Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Roger Machlis

Chief Legal Officer

Michael A. Pignataro

Chief Financial Officer

Karen Regan

Senior Vice President and Secretary

Cecilia Chau

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Credit Suisse Asset Management
Income Fund, Inc.

ANNUAL REPORT
December 31, 2010

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report

December 31, 2010 (unaudited)

February 3, 2011

Dear Shareholder:

Performance Summary

1/1/10 – 12/31/10

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	14.71%
Total Return (based on market value)[1]	16.94%
BofA Merrill Lynch US High Yield Master II Constrained Index[2]	15.07%

Market Review: A Record Year for High Yield Issuance

The year ended December 31, 2010 was a strong one for the high yield market, with the BofA Merrill Lynch US High Yield Master II Constrained Index (the "Index") returning 15.07%. With the exception of May and November of 2010, the Index posted positive returns in 20 of the past 22 months. High yield spreads tightened 91 basis points versus the Treasury market during the year to end the period at +561 basis points. High yield bond yields dropped from 9.07% at the beginning of the year to 7.51% at the end of the year.

From a quality point of view, 2010 performance was driven by lower-rated securities. CC-rated and CCC-rated securities were the best performing ratings classes, returning 33.28% and 17.05%, respectively. B-rated securities were the worst performing ratings class, ending the year with an annual return of 13.9%. For the year, finance related sectors such as multiline and life insurance led the Index, while utilities and food retail were the laggards.

The percentage of "distressed" securities, defined as those trading at spreads of more than 1,000 basis points over Treasuries, fell steadily throughout 2010, decreasing from 15.3% at the end of 2009 to 7.6% in December 2010 — the lowest ratio since October 2007 (5.5%). This ratio has been below its long-term average level of 15% since the beginning of the year.

High yield mutual funds experienced total inflows of $12.2bn for 2010, as reported by Lipper FMI. The new issuance market was very active, with more than $91 billion in high yield new issuance pricing during the fourth quarter alone, making Q4 2010 the most active quarter on record, according to JPMorgan. The year ended with high yield new issue volume of $302bn, easily surpassing the previous record-high calendar year issuance of $180.7bn set in 2009. The new issuance market was dominated by refinancings, allowing many issuers to extend their debt maturities. In 2010, 66% of high yield new issues used proceeds raised to refinance existing bond or loan debt.

Strategic Review and Outlook: Cautiously Optimistic for the Future

For the 12-month period ended December 31, 2010, the Fund outperformed its benchmark on an market price basis, and slightly underperformed on an NAV basis. Superior security selection in the auto parts & equipment, specialty retail, and chemicals sectors contributed positively to returns. On the other hand, security selection in the forestry/paper, utilities, and leisure sectors hurt relative returns. Additionally, an underweight position in the banking sector also detracted from returns. From a ratings point of view, the Fund's performance benefitted from positive securities selection in the B-ratings category, while our more conservative stance in the most aggressive CCC-rated and lower bonds detracted from returns.

New issuance in the high yield markets remains at record levels, allowing us to look for opportunities in bonds that are more senior in the capital structure and priced at attractive yields. Portfolio exposures remain defensive, with a positive view on the technology, cable, and broadcast sectors. We continue to remain cautious with respect to consumer-driven industries where asset quality is low.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report (continued)

December 31, 2010 (unaudited)

Record new issuance in debt markets during 2009 and 2010 made capital available to a broad selection of companies, allowing many noninvestment-grade issuers to refinance and extend debt maturities. The improved liquidity, combined with a stabilizing fundamental backdrop, has significantly decreased expectations for upcoming defaults. JP Morgan reported that the par weighted default rates for high yield bonds ended 2010 at 0.8%, and is forecasting rates to be below historical averages through 2012. In addition, bond recovery rates in 2010 (the price at which a defaulted security is trading one month post default) rose back to near historical averages. Though fundamentals are stabilizing for individual companies and technicals remain strong, we remain cautious based on inconsistent economic trends and the actions taken by the Federal Reserve to address inflation.

Thomas J. Flannery Chief Investment Officer*	John Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of December 31, 2010; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

1  Assuming reinvestment of dividends of $0.35 per share.

2  The Bank of America Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. Investors cannot invest directly in an index.

*  Thomas J. Flannery is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and Head of the Credit Suisse US High Yield Management Team. Mr. Flannery joined Credit Suisse in June 2010. He is a portfolio manager for the Performing Credit Strategies Group ("PCS") within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse Group AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc.

**  John Popp is a Managing Director of Credit Suisse. He is the Group Manager and Senior Portfolio Manager for Performing Credit Strategies. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report (continued)

December 31, 2010 (unaudited)

Credit Quality Breakdown*

(% of total investments as of 12/31/10)

S&P Ratings
BBB	0.5%
BB	22.1
B	53.2
CCC	14.7
CC	0.3
D	1.5
NR	6.2
Subtotal	98.5
Equities and Other	1.5
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	14.71%	9.40%	8.42%	6.74%
Market Value	16.94%	12.63%	10.74%	6.59%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 0.76%.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments

December 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (93.2%)
Aerospace & Defense (0.5%)
$975	Hawker Beechcraft Notes Co., Global Company Guaranteed Notes (Callable 04/01/11 @ $104.25) §	(CCC-, Caa3)	04/01/15	8.500	$728,812
175	Hawker Beechcraft Notes Co., Global Company Guaranteed Notes (Callable 04/01/12 @ $104.88) §	(CCC-, Ca)	04/01/17	9.750	100,188
					829,000
Auto Parts & Equipment (3.3%)
300	American Axle & Manufacturing Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 01/15/14 @ $104.63) ‡§	(BB-, Ba2)	01/15/17	9.250	336,750
500	American Axle & Manufacturing, Inc., Company Guaranteed Notes (Callable 03/01/12 @ $103.94) §	(B-, B3)	03/01/17	7.875	514,375
800	American Tire Distributors, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/13 @ $107.31) ‡	(CCC+, B2)	06/01/17	9.750	868,000
675	ArvinMeritor, Inc., Company Guaranteed Notes (Callable 03/15/14 @ $105.31) §	(CCC, Caa1)	03/15/18	10.625	762,750
1,350	Euro Lux SCA, Rule 144A, Senior Secured Notes (Callable 12/15/13 @ $106.66) ‡	(BB-, Ba3)	12/15/17	8.875	1,870,135
1,075	Stanadyne Corp., Series 1, Global Senior Subordinated Notes (Callable 08/15/11 @ $101.67)	(CCC, Caa1)	08/15/14	10.000	1,093,813
650	Stoneridge, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/14 @ $104.75) ‡	(B+, B3)	10/15/17	9.500	705,250
					6,151,073
Banks (0.3%)
475	Ally Financial, Inc., Global Company Guaranteed Notes	(B, B3)	03/15/20	8.000	520,125
78	Ally Financial, Inc., Global Subordinated Notes §	(CCC+, B3)	12/31/18	8.000	83,265
					603,390
Beverages (0.7%)
1,250	Beverages & More, Inc., Rule 144A, Senior Secured Notes (Callable 10/01/12 @ $104.81) ‡	(B-, Caa1)	10/01/14	9.625	1,287,500
Building & Construction (0.6%)
468	Ashton Woods Finance Co., Rule 144A, Company Guaranteed Notes (Callable 02/24/14 @ $105.50) +‡	(NR, NR)	06/30/15	0.000	262,080
500	K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes §	(CCC-, Caa2)	01/15/16	6.250	358,750
350	William Lyon Homes, Inc., Global Company Guaranteed Notes	(CC, Caa3)	12/15/12	7.625	295,750
250	William Lyon Homes, Inc., Global Company Guaranteed Notes (Callable 02/15/11 @ $101.25)	(CC, Caa3)	02/15/14	7.500	188,750
					1,105,330
Building Materials (3.1%)
750	Associated Materials LLC, Rule 144A, Senior Secured Notes (Callable 11/01/13 @ $106.84) ‡	(B, B3)	11/01/17	9.125	785,625
975	CPG International I, Inc., Global Company Guaranteed Notes (Callable 07/01/11 @ $100.00)	(B-, Caa1)	07/01/13	10.500	999,375
300	Dayton Superior Corp., Company Guaranteed Notes Ø^	(NR, NR)	06/15/09	13.000	0
1,050	Headwaters, Inc., Global Senior Secured Notes (Callable 11/01/12 @ $105.69) §	(B+, B2)	11/01/14	11.375	1,153,687
1,905	International Wire Group, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $104.88) ‡	(B, B3)	04/15/15	9.750	2,000,250
114	Norcraft Capital Corp., Global Senior Discount Notes	(CCC, Caa1)	09/01/12	9.750	115,283
675	Norcraft Finance Corp., Global Senior Secured Notes (Callable 12/15/12 @ $105.25)	(B-, B2)	12/15/15	10.500	720,562
					5,774,782
Chemicals (3.9%)
600	Cy SCA, Rule 144A, Senior Secured Notes (Callable 07/15/13 @ $107.13) ‡	(B+, B2)	07/15/17	9.500	653,250
725	Darling International, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/14 @ $104.25) ‡	(B, B2)	12/15/18	8.500	759,437
475	Ferro Corp., Senior Unsecured Notes (Callable 08/15/14 @ $103.94)	(B, B2)	08/15/18	7.875	503,500
400	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/15/13 @ $104.50) ‡	(B, B1)	05/15/15	9.000	427,500
1,300	Ineos Group Holdings PLC, Rule 144A, Company Guaranteed Notes (Callable 02/15/11 @ $104.25) ‡	(CCC, Caa2)	02/15/16	8.500	1,244,750
269	Lyondell Chemical Co., Rule 144A, Senior Secured Notes (Callable 05/01/13 @ $106.00) ‡	(BB, Ba2)	11/01/17	8.000	298,254
437	Momentive Performance Materials, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $106.25)	(CCC, B2)	06/15/14	12.500	489,986
250	Nalco Co., Rule 144A, Senior Notes (Callable 01/15/14 @ $104.97) ‡	(BB-, Ba2)	01/15/19	6.625	256,875
800	Nalco Finance Holdings, Inc., Global Senior Discount Notes (Callable 02/01/11 @ $101.50)	(B, B1)	02/01/14	9.000	820,000
500	Omnova Solutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/14 @ $103.94) ‡	(B-, B2)	11/01/18	7.875	506,250
750	Reichhold Industries, Inc., Rule 144A, Senior Notes (Callable 08/15/11 @ $102.25) ‡	(CCC+, Caa2)	08/15/14	9.000	665,625
625	TPC Group LLC, Rule 144A, Senior Secured Notes (Callable 10/01/13 @ $106.19) ‡	(B+, B1)	10/01/17	8.250	656,250
					7,281,677

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Computer Hardware (1.5%)
$1,000	Activant Solutions, Inc., Global Company Guaranteed Notes (Callable 05/01/11 @ $104.75)	(CCC+, Caa1)	05/01/16	9.500	$1,010,000
1,730	Spansion LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/13 @ $103.94) ‡	(B, NR)	11/15/17	7.875	1,721,350
					2,731,350
Consumer Products (1.4%)
925	American Achievement Corp., Rule 144A, Senior Secured Notes (Callable 10/15/13 @ $105.44) ‡	(B, B3)	04/15/16	10.875	950,437
500	Prestige Brands, Inc., Global Company Guaranteed Notes (Callable 04/01/14 @ $104.13)	(B, B3)	04/01/18	8.250	520,000
250	Prestige Brands, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/14 @ $104.13) ‡	(B, B3)	04/01/18	8.250	260,000
850	Spectrum Brands Holdings, Inc., Rule 144A, Secured Notes (Callable 06/15/14 @ $104.75) ‡	(B, B2)	06/15/18	9.500	935,000
					2,665,437
Consumer/Commercial/Lease Financing (3.2%)
400	AWAS Aviation Capital, Ltd., Rule 144A, Senior Secured Notes (Callable 10/18/13 @ $103.50) ‡	(BBB-, Ba2)	10/15/16	7.000	398,500
142	CIT Group, Inc., Senior Secured Notes (Callable 01/01/11 @ $102.00) §	(B+, B3)	05/01/13	7.000	144,776
212	CIT Group, Inc., Senior Secured Notes (Callable 01/01/11 @ $102.00) §	(B+, B3)	05/01/14	7.000	215,041
537	CIT Group, Inc., Senior Secured Notes (Callable 01/01/11 @ $102.00)	(B+, B3)	05/01/15	7.000	540,073
354	CIT Group, Inc., Senior Secured Notes (Callable 01/01/11 @ $102.00)	(B+, B3)	05/01/16	7.000	356,189
496	CIT Group, Inc., Senior Secured Notes (Callable 01/01/11 @ $102.00) §	(B+, B3)	05/01/17	7.000	498,045
1,000	FCC Holdings, Inc., Rule 144A, Notes (Callable 12/15/12 @ $106.00) ‡	(B-, B3)	12/15/15	12.000	987,500
500	International Lease Finance Corp., Rule 144A, Senior Unsecured Notes ‡	(BB+, B1)	03/15/17	8.750	537,500
225	International Lease Finance Corp., Senior Unsecured Notes	(BB+, B1)	12/15/20	8.250	232,031
100	International Lease Finance Corp., Series MTN, Senior Unsecured Notes §	(BB+, B1)	06/01/14	5.650	99,750
750	iPayment, Inc., Global Company Guaranteed Notes (Callable 05/15/11 @ $102.44)	(CCC, Caa1)	05/15/14	9.750	708,750
1,075	Provident Funding Associates, Rule 144A, Senior Secured Notes (Callable 04/15/14 @ $105.13) ‡	(B+, Ba3)	04/15/17	10.250	1,120,687
					5,838,842
Department Stores (0.3%)
500	The Neiman Marcus Group, Inc., Global Company Guaranteed Notes (Callable 10/15/11 @ $103.46)	(CCC+, Caa2)	10/15/15	10.375	530,625
Diversified Capital Goods (2.6%)
250	Belden, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.50)	(B+, Ba2)	03/15/17	7.000	254,375
575	Belden, Inc., Global Notes (Callable 06/15/14 @ $104.63)	(B+, Ba2)	06/15/19	9.250	633,219
625	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 02/15/14 @ $104.50) §	(B, B3)	02/15/18	9.000	650,000
700	Leucadia National Corp., Global Senior Unsecured Notes (Callable 03/15/12 @ $103.56)	(BB+, B1)	03/15/17	7.125	724,500
800	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 06/01/12 @ $103.69) §	(CCC+, B3)	06/01/17	7.375	776,000
625	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 09/01/15 @ $104.38)	(B+, B1)	09/01/20	8.750	693,750
450	Sensus USA Systems, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $100.00)	(B-, B3)	12/15/13	8.625	459,000
550	Trimas Corp., Global Senior Secured Notes (Callable 12/15/13 @ $104.88)	(B-, NR)	12/15/17	9.750	605,000
					4,795,844
Electric - Generation (5.0%)
800	Calpine Corp., Rule 144A, Senior Secured Notes (Callable 07/31/15 @ $103.94) ‡§	(B+, B1)	07/31/20	7.875	814,000
100	Dynegy Holdings, Inc., Global Senior Unsecured Notes §	(B-, Caa2)	06/01/15	7.500	76,000
925	Dynegy Holdings, Inc., Global Senior Unsecured Notes	(B-, Caa2)	05/01/16	8.375	696,063
1,075	Edison Mission Energy, Global Senior Unsecured Notes	(B-, B3)	05/15/17	7.000	857,312
800	Edison Mission Energy, Global Senior Unsecured Notes	(B-, B3)	05/15/19	7.200	622,000
1,200	Mirant Americas Generation LLC, Senior Unsecured Notes §	(BB-, B3)	10/01/21	8.500	1,206,000
268	Mirant Mid Atlantic Trust, Series B, Global Pass Thru Certificates	(BB, Ba1)	06/30/17	9.125	288,453
825	Northern Tier Finance Corp., Rule 144A, Senior Secured Notes (Callable 12/01/13 @ $107.88) ‡§	(BB-, B1)	12/01/17	10.500	845,625
200	NRG Energy, Inc., Company Guaranteed Notes (Callable 01/15/12 @ $103.69)	(BB-, B1)	01/15/17	7.375	206,500
425	NRG Energy, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.69) §	(BB-, B1)	02/01/16	7.375	436,688
550	NRG Energy, Inc., Company Guaranteed Notes (Callable 06/15/14 @ $104.25) §	(BB-, B1)	06/15/19	8.500	570,625
700	NRG Energy, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/15 @ $104.13) ‡	(BB-, B1)	09/01/20	8.250	721,000
2,200	Texas Competitive Electric Holdings Co., LLC, Series A, Global Company Guaranteed Notes (Callable 11/01/11 @ $105.13) §	(D, Caa3)	11/01/15	10.250	1,254,000
1,300	Texas Competitive Electric Holdings Co., LLC, Series B, Global Company Guaranteed Notes (Callable 11/01/11 @ $105.13) §	(D, Caa3)	11/01/15	10.250	734,500
					9,328,766

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Electric - Integrated (0.7%)
$200	The AES Corp., Global Senior Unsecured Notes	(BB-, B1)	04/15/16	9.750	$224,500
1,000	The AES Corp., Global Senior Unsecured Notes	(BB-, B1)	10/15/17	8.000	1,062,500
					1,287,000
Electronics (0.9%)
850	Freescale Semiconductor, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/14 @ $105.06) ‡	(B-, B2)	03/15/18	10.125	960,500
75	NXP Funding LLC, Series EXCH, Global Senior Secured Notes (Callable 10/15/11 @ $101.97)	(B-, B3)	10/15/14	7.875	78,375
525	Sanmina-SCI Corp., Company Guaranteed Notes (Callable 03/01/11 @ $104.06) §	(CCC+, B2)	03/01/16	8.125	532,875
					1,571,750
Energy - Exploration & Production (4.7%)
475	Berry Petroleum Co., Senior Subordinated Notes (Callable 11/01/11 @ $104.13) §	(B, B3)	11/01/16	8.250	497,563
175	Chesapeake Energy Corp., Company Guaranteed Notes §	(BB, Ba3)	12/15/18	7.250	182,000
1,350	Comstock Resources, Inc., Company Guaranteed Notes (Callable 10/15/13 @ $104.19)	(B, B2)	10/15/17	8.375	1,360,125
475	Denbury Resources, Inc., Company Guaranteed Notes (Callable 03/01/13 @ $104.88)	(BB, B1)	03/01/16	9.750	532,000
625	Energy XXI Gulf Coast, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/14 @ $104.63) ‡	(B, Caa1)	12/15/17	9.250	651,562
300	Forest Oil Corp., Global Company Guaranteed Notes (Callable 06/15/12 @ $103.63)	(B+, B1)	06/15/19	7.250	306,000
600	Hilcorp Finance Co., Rule 144A, Senior Unsecured Notes (Callable 06/01/11 @ $104.50) ‡	(BB-, B2)	06/01/16	9.000	637,500
725	Linn Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 09/15/15 @ $103.88) ‡§	(B, B2)	02/01/21	7.750	746,750
425	Penn Virginia Corp., Senior Notes (Callable 06/15/13 @ $105.19) §	(BB-, B2)	06/15/16	10.375	476,000
925	PetroHawk Energy Corp., Global Company Guaranteed Notes (Callable 06/01/12 @ $103.94)	(B+, B3)	06/01/15	7.875	967,781
425	Pioneer Natural Resources Co., Senior Unsecured Notes §	(BB+, Ba1)	01/15/20	7.500	468,786
200	Stone Energy Corp., Company Guaranteed Notes (Callable 02/01/14 @ $104.31)	(B, Caa1)	02/01/17	8.625	204,000
675	Stone Energy Corp., Global Senior Subordinated Notes (Callable 12/15/11 @ $101.13)	(CCC+, Caa2)	12/15/14	6.750	661,500
525	Swift Energy Co., Company Guaranteed Notes (Callable 06/01/12 @ $103.56)	(BB-, B3)	06/01/17	7.125	528,938
450	Whiting Petroleum Corp., Global Company Guaranteed Notes §	(BB, Ba3)	02/01/14	7.000	474,750
					8,695,255
Environmental (1.0%)
925	Casella Waste Systems, Inc., Global Senior Secured Notes (Callable 07/15/12 @ $105.50)	(B+, B2)	07/15/14	11.000	1,027,906
400	Covanta Holding Corp., Senior Unsecured Notes (Callable 12/01/15 @ $103.63)	(B, Ba3)	12/01/20	7.250	407,511
450	EnergySolutions LLC, Rule 144A, Company Guaranteed Notes (Callable 08/15/14 @ $105.38) ‡	(BB-, B3)	08/15/18	10.750	493,313
					1,928,730
Food & Drug Retailers (0.6%)
650	Rite Aid Corp., Global Company Guaranteed Notes (Callable 06/15/11 @ $104.69)	(CCC, Caa3)	12/15/15	9.375	561,438
425	Rite Aid Corp., Global Senior Secured Notes (Callable 06/12/13 @ $104.88) §	(B+, B3)	06/12/16	9.750	470,156
					1,031,594
Food - Wholesale (1.9%)
825	Del Monte Corp., Global Company Guaranteed Notes (Callable 10/15/14 @ $103.75) §	(BB, Ba3)	10/15/19	7.500	966,281
1,100	NBTY, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/14 @ $104.50) ‡	(B, B3)	10/01/18	9.000	1,179,750
1,325	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 05/15/13 @ $105.63) ‡§	(B+, B3)	05/15/15	11.250	1,411,125
					3,557,156
Forestry & Paper (1.4%)
388	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/11 @ $101.19)	(B+, Caa1)	10/15/14	7.125	381,210
500	Smurfit Kappa Acquisitions, Rule 144A, Senior Secured Notes (Callable 11/15/13 @ $103.63) ‡	(BB, Ba2)	11/15/17	7.250	704,314
750	Smurfit Kappa Funding PLC, Global Senior Subordinated Notes (Callable 01/31/11 @ $102.58)	(B, B2)	04/01/15	7.750	772,500
675	Verso Paper, Inc., Series B, Global Company Guaranteed Notes (Callable 08/01/11 @ $105.69) §	(CCC+, Caa1)	08/01/16	11.375	680,063
75	Verso Paper, Inc., Series B, Global Senior Secured Notes (Callable 08/01/11 @ $102.28) §	(B, B2)	08/01/14	9.125	77,625
					2,615,712
Gaming (6.4%)
775	Buffalo Thunder Development Authority, Rule 144A, Senior Secured Notes (Callable 12/15/11 @ $102.34) Ø‡	(NR, NR)	12/15/14	9.375	226,687
1,550	CCM Merger, Inc., Rule 144A, Notes (Callable 08/01/11 @ $100.00) ‡	(CCC+, Caa3)	08/01/13	8.000	1,515,125

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Gaming
$135	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/11 @ $103.63) ‡	(B, B3)	11/15/19	7.250	$98,719
700	Chukchansi Economic Development Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/11 @ $100.00) ‡	(B+, B3)	11/15/13	8.000	469,000
400	Codere Finance Luxembourg SA, Rule 144A, Senior Secured Notes (Callable 06/15/11 @ $102.75) ‡	(B, B2)	06/15/15	8.250	536,620
375	Fontainebleau Las Vegas Holdings LLC, Rule 144A, Second Mortgage Notes (Callable 06/15/11 @ $105.13) Ø‡	(NR, NR)	06/15/15	10.250	3,187
1,250	Great Canadian Gaming Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/11 @ $103.63) ‡	(BB, B2)	02/15/15	7.250	1,284,375
1,300	Greektown Superholdings, Inc., Rule 144A, Senior Secured Notes (Callable 01/01/13 @ $106.50) ‡	(NR, NR)	07/01/15	13.000	1,449,500
475	Inn of the Mountain Gods Resort & Casino, Global Company Guaranteed Notes Ø	(NR, NR)	11/15/10	12.000	249,969
1,250	Jacobs Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/15/11 @ $102.44)	(B-, Caa1)	06/15/14	9.750	1,221,875
625	Majestic Star Casino Capital Corp., Senior Secured Notes Ø	(NR, NR)	10/15/10	9.500	403,125
1,100	MTR Gaming Group, Inc., Global Secured Notes (Callable 07/15/11 @ $106.31)	(B, B2)	07/15/14	12.625	1,146,750
350	Peermont Global Proprietary, Ltd., Rule 144A, Senior Secured Notes (Callable 04/30/11 @ $103.88) ‡	(B, B3)	04/30/14	7.750	408,502
850	Peninsula Gaming LLC, Global Company Guaranteed Notes (Callable 08/15/13 @ $105.38) §	(B, B3)	08/15/17	10.750	920,125
275	Peninsula Gaming LLC, Global Senior Secured Notes (Callable 08/15/12 @ $104.19)	(BB, Ba2)	08/15/15	8.375	290,469
435	Tropicana Finance Corp., Global Senior Subordinated Notes (Callable 12/15/11 @ $102.41) Ø	(NR, NR)	12/15/14	9.625	494
1,650	Tunica-Biloxi Gaming Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/11 @ $103.00) ‡	(B+, B2)	11/15/15	9.000	1,563,375
					11,787,897
Gas Distribution (3.1%)
600	Amerigas Partners LP, Global Senior Unsecured Notes (Callable 05/20/11 @ $102.42)	(NR, Ba3)	05/20/15	7.250	619,500
525	El Paso Corp., Senior Unsecured Notes	(BB-, Ba3)	06/01/18	7.250	564,645
2,250	Energy Transfer Equity LP, Company Guaranteed Notes	(BB-, Ba2)	10/15/20	7.500	2,328,750
850	Genesis Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/14 @ $103.94) ‡	(B+, B3)	12/15/18	7.875	847,875
525	Inergy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13) §	(B+, Ba3)	03/01/16	8.250	549,938
200	Inergy Finance Corp., Global Company Guaranteed Notes (Callable 12/15/11 @ $101.15)	(B+, Ba3)	12/15/14	6.875	204,000
650	Targa Resources Partners Finance Corp., Global Company Guaranteed Notes (Callable 07/01/12 @ $104.13)	(B+, B1)	07/01/16	8.250	689,000
					5,803,708
Health Facilities (4.1%)
455	Bausch & Lomb, Inc., Global Senior Unsecured Notes (Callable 11/01/11 @ $104.94) §	(B, Caa1)	11/01/15	9.875	489,125
725	Community Health Systems, Inc., Global Company Guaranteed Notes (Callable 07/15/11 @ $104.44)	(B, B3)	07/15/15	8.875	763,062
2,325	HCA, Inc., Global Secured Notes (Callable 11/15/11 @ $104.63)	(BB-, B2)	11/15/16	9.250	2,486,297
100	HCA, Inc., Global Senior Secured Notes (Callable 08/15/14 @ $103.94)	(BB, Ba3)	02/15/20	7.875	107,500
475	HCA, Inc., Global Senior Unsecured Notes	(B-, Caa1)	01/15/15	6.375	469,062
400	Omega Healthcare Investors, Inc., Global Company Guaranteed Notes (Callable 01/15/11 @ $103.50) §	(BB+, Ba2)	01/15/16	7.000	408,000
300	Omega Healthcare Investors, Inc., Rule 144A, Senior Notes (Callable 10/15/15 @ $103.38) ‡	(BB+, Ba2)	10/15/22	6.750	298,125
500	Radiation Therapy Services, Inc., Rule 144A, Senior Subordinated Notes (Callable 04/15/14 @ $104.94) ‡	(CCC+, Caa1)	04/15/17	9.875	501,250
850	Tenet Healthcare Corp., Global Senior Secured Notes (Callable 07/01/14 @ $104.44)	(BB-, B1)	07/01/19	8.875	964,750
275	Universal Hospital Services, Inc., Global Senior Secured Notes (Callable 06/01/11 @ $100.00) #	(B+, B3)	06/01/15	3.834	253,000
175	Universal Hospital Services, Inc., Global Senior Secured Notes (Callable 06/01/11 @ $101.00)	(B+, B3)	06/01/15	8.500	180,688
687	VWR Funding, Inc., Series B, Global Company Guaranteed Notes (Callable 07/15/11 @ $105.13) §	(B-, Caa1)	07/15/15	10.250	724,324
					7,645,183
Health Services (1.7%)
450	PharmaNet Development Group, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/14 @105.44) ‡§	(B+, B3)	04/15/17	10.875	470,250
825	Quintiles Transnational Corp., Rule 144A, Senior Notes (Callable 12/30/11 @ $102.00) ‡	(B, B3)	12/30/14	9.500	847,687
150	Service Corp. International, Global Senior Unsecured Notes	(BB-, B1)	10/01/18	7.625	158,250
550	Service Corp. International, Senior Unsecured Notes §	(BB-, B1)	11/15/21	8.000	580,250
1,125	Warner Chilcott Finance LLC, Rule 144A, Company Guaranteed Notes (Callable 09/15/14 @ $103.88) ‡	(B+, B3)	09/15/18	7.750	1,141,875
					3,198,312
Hotels (0.3%)
475	Felcor Lodging LP, Global Senior Secured Notes §	(NR, B2)	10/01/14	10.000	534,375

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
lnvestments & Misc. Financial Services (0.2%)
$400	SSI Co-Issuer LLC, Global Company Guaranteed Notes (Callable 06/01/14 @ $105.56)	(B-, Caa1)	06/01/18	11.125	$436,000
Leisure (0.7%)
350	Magnum Management Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ $104.56) ‡	(B-, B2)	08/01/18	9.125	378,438
775	UCDP Finance, Inc., Global Company Guaranteed Notes (Callable 11/15/12 @ $104.44)	(CCC+, B3)	11/15/15	8.875	827,312
					1,205,750
Machinery (0.7%)
450	Cleaver-Brooks, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/13 @ $106.13) ‡	(B, B2)	05/01/16	12.250	479,813
500	CPM Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 09/01/12 @ $105.31) ‡	(B+, B2)	09/01/14	10.625	537,500
250	Terex Corp., Senior Subordinated Notes (Callable 11/15/12 @ $104.00) §	(B, Caa1)	11/15/17	8.000	253,750
					1,271,063
Media - Broadcast (2.0%)
515	Barrington Broadcasting Capital Corp., Global Company Guaranteed Notes (Callable 08/15/11 @ $102.63)	(CCC-, Caa2)	08/15/14	10.500	489,250
200	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ $106.94) §	(B, B2)	12/15/17	9.250	218,500
675	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 12/15/12 @ $106.94)	(B, B2)	12/15/17	9.250	742,500
46	CMP Susquehanna Corp., Global Company Guaranteed Notes	(NR, NR)	05/15/14	3.272	32,200
550	Fisher Communications, Inc., Global Company Guaranteed Notes (Callable 09/15/11 @ $101.44)	(NR, B2)	09/15/14	8.625	561,000
950	Mission Broadcasting, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ $104.44) ‡§	(B, B3)	04/15/17	8.875	1,014,125
250	Nexstar Broadcasting, Inc., Global Company Guaranteed Notes (Callable 01/15/11 @ $101.17)	(CCC+, Caa2)	01/15/14	7.000	245,625
450	Sinclair Television Group, Inc., Rule 144A, Senior Notes (Callable 10/15/14 @ $104.19) ‡	(B-, B2)	10/15/18	8.375	466,875
925	Young Broadcasting, Inc., Global Company Guaranteed Notes (Callable 01/15/11 @ $101.46) Ø^	(NR, NR)	01/15/14	8.750	0
					3,770,075
Media - Cable (5.3%)
1,165	Atlantic Broadband Finance LLC, Global Company Guaranteed Notes (Callable 01/15/11 @ $101.56)	(B-, B3)	01/15/14	9.375	1,188,300
150	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/18	7.750	157,875
600	Cablevision Systems Corp., Senior Unsecured Notes §	(B+, B1)	04/15/20	8.000	645,000
694	CCH II Capital Corp., Global Senior Notes (Callable 11/30/12 @ $106.75)	(B, B2)	11/30/16	13.500	831,265
1,450	CCO Holdings Capital Corp., Global Company Guaranteed Notes (Callable 04/30/15 @ $104.06) §	(B, B2)	04/30/20	8.125	1,533,375
600	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ $106.47) ‡§	(B-, B3)	11/15/17	8.625	630,000
1,050	CSC Holdings LLC, Global Senior Unsecured Notes	(BB, Ba3)	02/15/19	8.625	1,191,750
600	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	05/31/15	7.750	640,500
1,150	Insight Communications Co., Inc., Rule 144A, Senior Notes (Callable 07/15/13 @ $107.03) ‡	(B-, B3)	07/15/18	9.375	1,230,500
475	Mediacom Broadband Corp., Global Senior Unsecured Notes (Callable 10/15/11 @ $102.83) §	(B-, B3)	10/15/15	8.500	479,750
225	Mediacom Capital Corp., Global Unsecured Notes (Callable 08/15/14 @ $104.56) §	(B-, B3)	08/15/19	9.125	230,625
200	Unitymedia NRW GmbH, Rule 144A, Senior Secured Notes (Callable 12/01/12 @ $108.22) ‡	(B+, B1)	12/01/17	8.125	285,415
150	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 08/15/11 @ $104.56) §	(B+, Ba3)	08/15/16	9.125	160,500
500	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 10/15/14 @ $104.19)	(B+, Ba3)	10/15/19	8.375	548,750
					9,753,605
Media - Diversified (1.4%)
1,800	Block Communications, Inc., Rule 144A, Senior Notes (Callable 12/15/11 @ $102.75) ‡	(B, B1)	12/15/15	8.250	1,822,500
775	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/11 @ $103.88)	(B+, B1)	03/15/16	7.750	804,063
					2,626,563
Media - Services (1.2%)
250	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/14 @ $105.00) ‡	(B-, Caa1)	08/15/18	10.000	251,250
450	Nielsen Finance Co., Global Company Guaranteed Notes (Callable 05/01/13 @ $105.75)	(B, Caa1)	05/01/16	11.500	522,000
400	SGS International, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $100.00)	(B, B3)	12/15/13	12.000	414,000
875	WMG Acquisition Corp., Global Company Guaranteed Notes (Callable 04/15/11 @ $101.23) §	(B-, B1)	04/15/14	7.375	844,375
250	WMG Acquisition Corp., Global Senior Secured Notes (Callable 06/15/13 @ $104.75)	(BB-, Ba2)	06/15/16	9.500	269,375
					2,301,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Metals & Mining - Excluding Steel (0.6%)
$1,183	Noranda Aluminium Acquisition Corp., Global Company Guaranteed Notes #	(CCC+, B3)	05/15/15	5.193	$1,074,716
175	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $102.25) Ø	(D, NR)	12/15/14	9.000	788
675	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $105.00) Ø	(D, NR)	12/15/16	10.000	1,694
					1,077,198
Oil Field Equipment & Services (4.1%)
525	Bristow Group, Inc., Global Company Guaranteed Notes (Callable 09/15/12 @ $103.75) §	(BB, Ba2)	09/15/17	7.500	556,500
475	Cie Generale de Geophysique-Veritas, Global Company Guaranteed Notes (Callable 05/15/11 @ $102.50)	(BB-, Ba3)	05/15/15	7.500	485,688
400	Edgen Murray Corp., Global Senior Secured Notes (Callable 01/15/13 @ $106.13) §	(B-, Caa2)	01/15/15	12.250	350,000
425	Frac Tech Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/14 @ $103.56) ‡§	(B+, B2)	11/15/18	7.125	432,438
525	Helix Energy Solutions Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $104.75) ‡	(B-, B3)	01/15/16	9.500	542,062
250	Hornbeck Offshore Services, Inc., Global Company Guaranteed Notes (Callable 09/01/13 @ $104.00) §	(B+, Ba3)	09/01/17	8.000	256,250
350	Hornbeck Offshore Services, Inc., Series B, Global Company Guaranteed Notes (Callable 12/01/11 @ $101.02) §	(B+, Ba3)	12/01/14	6.125	351,750
600	Key Energy Services, Inc., Global Company Guaranteed Notes (Callable 12/01/11 @ $104.19) §	(BB-, B1)	12/01/14	8.375	636,000
350	McJunkin Red Man Corp., Rule 144A, Senior Secured Notes (Callable 12/15/12 @ $107.13) ‡	(B-, B3)	12/15/16	9.500	332,500
775	Offshore Group Investments, Ltd., Rule 144A, Senior Secured Notes (Callable 02/01/13 @ $108.63) ‡	(B-, B3)	08/01/15	11.500	844,750
400	Parker Drilling Co., Global Company Guaranteed Notes (Callable 04/01/14 @ $104.56)	(B+, B1)	04/01/18	9.125	420,000
825	Pioneer Drilling Co., Global Company Guaranteed Notes (Callable 03/15/14 @ $104.94)	(B, NR)	03/15/18	9.875	876,562
400	Pride International, Inc., Senior Unsecured Notes	(BBB-, Ba1)	06/15/19	8.500	457,000
1,000	Trinidad Drilling, Ltd., Rule 144A, Senior Unsecured Notes (Callable 01/15/15 @ $103.94) ‡§	(BB-, B2)	01/15/19	7.875	1,015,000
					7,556,500
Oil Refining & Marketing (1.7%)
158	Coffeyville Finance, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/12 @ $106.75) ‡	(BB-, Ba3)	04/01/15	9.000	169,850
1,325	Coffeyville Finance, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/13 @ $108.16) ‡§	(BB-, B3)	04/01/17	10.875	1,431,000
475	Tesoro Corp., Company Guaranteed Notes (Callable 06/01/14 @ $104.88)	(BB+, Ba1)	06/01/19	9.750	528,437
875	Western Refining, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/11 @ $105.00) #‡	(NR, B3)	06/15/14	10.750	936,250
					3,065,537
Packaging (3.5%)
1,525	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/14 @ $103.69) ‡	(BB-, Ba3)	10/15/17	7.375	2,066,324
375	Berry Plastics Corp., Global Senior Secured Notes (Callable 11/15/12 @ $104.13) §	(B, B1)	11/15/15	8.250	399,375
225	BWAY Holding Co., Rule 144A, Company Guaranteed Notes (Callable 06/15/14 @ $105.00) ‡	(CCC+, B3)	06/15/18	10.000	243,844
750	GPC Capital Corp. I, Global Company Guaranteed Notes (Callable 01/01/14 @ $104.13) §	(B-, Caa1)	01/01/17	8.250	783,750
800	GPC Capital Corp. I, Global Company Guaranteed Notes (Callable 10/15/11 @ $101.65) §	(B-, Caa1)	10/15/14	9.875	832,000
175	Impress Holdings BV, Rule 144A, Company Guaranteed Notes (Callable 09/15/11 @ $102.31) ‡	(B-, B3)	09/15/14	9.250	246,510
500	Pregis Corp., Global Secured Notes #	(B, B2)	04/15/13	5.985	613,759
375	Reynolds Group Issuer LLC, Rule 144A, Senior Notes (Callable 10/15/14 @ $104.50) ‡	(B, Caa1)	04/15/19	9.000	390,469
500	Reynolds Group Issuer LLC, Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $103.88) ‡	(BB, Ba3)	10/15/16	7.750	531,250
300	Reynolds Group Issuer LLC, Rule 144A, Senior Secured Notes (Callable 10/15/14 @ $103.56) ‡	(BB, Ba3)	04/15/19	7.125	306,750
					6,414,031
Pharmaceuticals (0.2%)
306	QHP Royalty Sub LLC, Rule 144A, Senior Secured Notes ‡	(NR, NR)	03/15/15	10.250	309,256
Printing & Publishing (1.3%)
875	Cengage Learning Acquisitions, Inc., Rule 144A, Senior Notes (Callable 07/15/11 @ $105.25) ‡	(CCC+, Caa2)	01/15/15	10.500	907,813
500	Cenveo Corp., Global Senior Subordinated Notes (Callable 12/01/11 @ $100.00) §	(CCC+, Caa2)	12/01/13	7.875	480,000
1,075	The Reader's Digest Association, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/13 @ $104.00) #‡§	(B, B1)	02/15/17	9.500	1,072,312
					2,460,125
Real Estate Development & Management (0.5%)
1,025	Icahn Enterprises LP, Rule 144A, Senior Unsecured Notes #‡	(NR, NR)	08/15/13	4.000	969,906

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Real Estate Investment Trusts (0.5%)
$800	Sabra Capital Corp., Rule 144A, Company Guaranteed Notes (Callable 11/01/14 @ $104.06) ‡	(B, B2)	11/01/18	8.125	$830,000
Restaurants (1.1%)
800	CKE Restaurants, Inc., Global Senior Secured Notes (Callable 07/15/14 @ $105.69) §	(B, B2)	07/15/18	11.375	890,000
1,000	Real Mex Restaurants, Inc., Global Senior Secured Notes (Callable 07/01/11 @ $102.00)	(B-, B3)	01/01/13	14.000	1,045,000
					1,935,000
Software/Services (2.9%)
1,500	Serena Software, Inc., Global Company Guaranteed Notes (Callable 03/15/11 @ $105.19)	(CCC+, Caa1)	03/15/16	10.375	1,541,250
875	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/11 @ $103.42) §	(B-, Caa1)	08/15/15	10.250	922,031
300	SunGard Data Systems, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/13 @ $105.53) ‡	(B, Caa1)	11/15/18	7.375	303,000
475	Unisys Corp., Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $106.38) ‡§	(BB, Ba1)	10/15/14	12.750	564,063
700	Unisys Corp., Senior Unsecured Notes (Callable 01/15/12 @ $106.25)	(B+, B2)	01/15/16	12.500	780,500
1,325	Vangent, Inc., Global Company Guaranteed Notes (Callable 02/15/11 @ $104.81)	(CCC+, Caa2)	02/15/15	9.625	1,205,750
					5,316,594
Specialty Retail (0.6%)
525	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.81)	(B-, Caa1)	03/15/17	7.625	532,875
225	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $103.88)	(B-, Caa1)	12/15/16	7.750	230,625
400	Yankee Acquisition Corp., Series B, Global Company Guaranteed Notes (Callable 02/15/11 @ $104.25) §	(B-, B3)	02/15/15	8.500	418,000
					1,181,500
Steel Producers/Products (1.1%)
700	California Steel Industries, Inc., Global Senior Notes (Callable 03/15/11 @ $101.02)	(BB-, B1)	03/15/14	6.125	697,375
800	Ryerson, Inc., Global Senior Secured Notes (Callable 11/01/11 @ $106.00)	(CCC+, Caa1)	11/01/15	12.000	842,000
475	Tube City IMS Corp., Global Company Guaranteed Notes (Callable 02/01/11 @ $104.88)	(B-, Caa1)	02/01/15	9.750	494,000
					2,033,375
Support - Services (3.0%)
750	Ashtead Capital, Inc., Rule 144A, Secured Notes (Callable 08/15/11 @ $104.50) ‡	(B+, B2)	08/15/16	9.000	785,625
500	Brickman Group Holdings, Inc., Rule 144A, Senior Notes (Callable 11/01/13 @ $106.84) ‡	(CCC+, B3)	11/01/18	9.125	508,750
225	DynCorp International, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/01/14 @ 105.19) ‡§	(B, B1)	07/01/17	10.375	231,750
775	Garda World Security Corp., Rule 144A, Senior Unsecured Notes (Callable 03/15/14 @ $104.88) ‡	(B, B3)	03/15/17	9.750	835,062
800	Maxim Crane Works LP, Rule 144A, Senior Secured Notes (Callable 04/15/12 @ $109.19) ‡	(B, Caa1)	04/15/15	12.250	781,000
325	Sotheby's, Global Company Guaranteed Notes §	(BB-, Ba3)	06/15/15	7.750	360,750
450	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 10/15/13 @ $103.88)	(BB-, B1)	10/15/17	7.750	474,750
400	The Hertz Corp., Global Company Guaranteed Notes (Callable 01/01/11 @ $105.25) §	(B-, B3)	01/01/16	10.500	424,000
775	Travelport LLC, Global Company Guaranteed Notes (Callable 09/01/11 @ $105.94) §	(CCC, Caa1)	09/01/16	11.875	765,312
275	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 06/15/13 @ $105.44)	(B, B2)	06/15/16	10.875	315,563
					5,482,562
Telecom - Integrated/Services (2.3%)
425	Frontier Communications Corp., Global Senior Unsecured Notes	(BB, Ba2)	04/15/20	8.500	466,437
475	Frontier Communications Corp., Senior Unsecured Notes §	(BB, Ba2)	10/01/18	8.125	523,687
350	Hellas Telecommunications II SCA, Rule 144A, Subordinated Notes Ø#‡	(NR, NR)	01/15/15	6.034	2,625
700	HNS Finance Corp., Global Company Guaranteed Notes (Callable 04/15/11 @ $102.38)	(B, B1)	04/15/14	9.500	725,375
375	Intelsat Subsidiary Holding Co., Ltd., Global Company Guaranteed Notes (Callable 01/15/11 @ $102.96) §	(B+, B3)	01/15/15	8.875	387,188
775	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 02/01/14 @ $105.00) §	(CCC, Caa1)	02/01/18	10.000	747,875
175	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 02/15/11 @ $100.00) #§	(CCC, Caa1)	02/15/15	4.344	152,250
725	Paetec Holding Corp., Global Company Guaranteed Notes (Callable 07/15/11 @ $104.75) §	(CCC+, Caa1)	07/15/15	9.500	754,000
425	Windstream Corp., Global Company Guaranteed Notes (Callable 08/01/11 @ $104.31)	(B+, Ba3)	08/01/16	8.625	449,438
					4,208,875
Telecom - Wireless (1.1%)
800	Brightstar Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ $104.75) ‡	(BB-, B1)	12/01/16	9.500	818,000
200	Cricket Communications, Inc., Global Senior Secured Notes (Callable 05/15/12 @ $105.81)	(B+, Ba2)	05/15/16	7.750	208,500

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Telecom - Wireless
$200	GeoEye, Inc., Senior Secured Notes (Callable 10/01/13 @ $104.31)	(B-, B3)	10/01/16	8.625	$210,000
600	Wind Acquisition Finance SA, Rule 144A, Senior Secured Notes (Callable 07/15/13 @ $105.88) ‡	(B+, B2)	07/15/17	11.750	806,665
					2,043,165
Telecommunications Equipment (0.4%)
675	Avaya, Inc., Global Company Guaranteed Notes (Callable 11/01/11 @ $104.88) §	(CCC+, Caa2)	11/01/15	9.750	690,188
Textiles & Apparel (0.0%)
150	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes Ø‡	(NR, NR)	11/15/12	9.875	5,051
Theaters & Entertainment (1.3%)
150	AMC Entertainment Holdings, Inc., Rule 144A, Senior Subordinated Notes (Callable 12/01/15 @ $104.88) ‡	(CCC+, Caa1)	12/01/20	9.750	156,750
1,075	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 03/01/11 @ $101.33)	(CCC+, Caa1)	03/01/14	8.000	1,091,125
675	AMC Entertainment, Inc., Global Senior Unsecured Notes (Callable 06/01/14 @ $104.38) §	(B-, B1)	06/01/19	8.750	723,938
475	Regal Entertainment Group, Company Guaranteed Notes (Callable 08/15/14 @ $104.56) §	(B-, B3)	08/15/18	9.125	508,250
					2,480,063
Tobacco (0.6%)
1,150	Vector Group, Ltd., Global Senior Secured Notes (Callable 08/15/11 @ $105.50) §	(B+, B1)	08/15/15	11.000	1,190,250
Transportation - Excluding Air/Rail (1.7%)
1,125	Navios Maritime Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $102.38) §	(B+, B3)	12/15/14	9.500	1,175,625
1,375	Ship Finance International, Ltd., Global Company Guaranteed Notes (Callable 12/15/11 @ $100.00)	(B+, B1)	12/15/13	8.500	1,405,937
450	Teekay Corp., Global Senior Unsecured Notes	(BB, B1)	01/15/20	8.500	492,188
					3,073,750
TOTAL CORPORATE BONDS (Cost $168,657,407)					172,267,270
BANK LOANS (3.7%)
Building Materials (0.3%)
500	Goodman Global, Inc.	(NR, NR)	10/28/16	9.000	501,950
Food - Wholesale (0.5%)
1,000	Great Atlantic & Pacific Tea Co., Inc.	(NR, NR)	06/15/12	8.750	1,007,500
Gaming (0.3%)
474	CCM Merger, Inc.	(NR, NR)	07/21/12	8.500	474,264
Metals & Mining - Excluding Steel (0.8%)
1,496	Global Brass and Copper, Inc.	(NR, NR)	08/13/15	10.250	1,525,993
Packaging (0.5%)
1,000	Hilex Poly Co. LLC	(NR, NR)	11/16/15	11.250	980,000
Pharmaceuticals (0.1%)
278	Nycomed Holdings Aps	(NR, NR)	12/29/13	3.250	267,638
Support - Services (0.7%)
1,250	BNY Convergex Group LLC	(NR, NR)	11/29/17	7.000	1,254,750
Telecommunications Equipment (0.5%)
911	Avaya, Inc.	(NR, NR)	10/24/14	2.750	863,241
TOTAL BANK LOANS (Cost $6,329,449)					6,875,336

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2010

Number of Shares		Value
COMMON STOCKS (1.3%)
Auto Parts & Equipment (0.0%)
1,219	Safelite Realty Corp. *^	$0
Banks (0.3%)
12,186	CIT Group, Inc. *	573,960
Building Materials (0.0%)
328	Nortek, Inc. *§	11,808
Chemicals (0.0%)
4,893	Huntsman Corp.	76,380
Forestry & Paper (0.6%)
11,373	AbitibiBowater, Inc. *	269,199
31,073	Smurfit-Stone Container Corp. *	795,469
		1,064,668
Gaming (0.0%)
1,500	Progressive Gaming International Corp. *	1
Leisure (0.4%)
11,872	Six Flags Entertainment Corp. *	645,837
Printing & Publishing (0.0%)
10,652	Cenveo, Inc. *	56,882
888	SuperMedia, Inc. *§	7,734
		64,616
TOTAL COMMON STOCKS (Cost $3,319,789)		2,437,270
PREFERRED STOCKS (0.2%)
Banks (0.2%)
299	Ally Financial, Inc., Rule 144A (Callable 12/31/11 @ $1,000) ‡	282,602
Media - Broadcast (0.0%)
10,727	CMP Susquehanna Radio Holdings Corp., Rule 144A, Series A *^‡	11
TOTAL PREFERRED STOCKS (Cost $60,541)		282,613
WARRANTS (0.0%)
Building Materials (0.0%)
864	Nortek, Inc., strike price $1.00, expires 12/07/14 *^	864
Media - Broadcast (0.0%)
12,259	CNB Capital Trust I, Rule 144A, strike price $0.00, expires 03/23/19 *^‡	12
Printing & Publishing (0.0%)
3,871	The Readers Digest Association, Inc., strike price $0.00, expires 02/19/14 *^	0
TOTAL WARRANTS (Cost $864)		876

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2010

Number of Shares		Value
SHORT-TERM INVESTMENT (22.9%)
42,437,065	State Street Navigator Prime Portfolio, 0.3426% §§ (Cost $42,437,065)	$42,437,065
TOTAL INVESTMENTS AT VALUE (121.3%) (Cost $220,805,115)		224,300,430
LIABILITIES IN EXCESS OF OTHER ASSETS (-21.3%)		(39,357,921)
NET ASSETS (100.0%)		$184,942,509

INVESTMENT ABBREVIATIONS

MTN = Medium Term Note

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $68,078,012 or 36.8% of net assets.

+  Step Bond - The interest rate is as of December 31, 2010 and will reset at a future date.

Ø  Bond is currently in default.

*  Non-income producing security.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

#  Variable rate obligations - The interest rate is the rate as of December 31, 2010.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized seven-day yield at December 31, 2010.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value, including collateral for securities on loan of $42,437,065 (Cost $220,805,115) (Note 2)	$224,300,430 [1]
Foreign currency at value (cost $395,586)	405,815
Dividend and interest receivable	3,727,105
Receivable for investments sold	2,886,000
Unrealized appreciation on forward currency contracts (Note 2)	146,769
Prepaid expenses and other assets	23,211
Total Assets	231,489,330
Liabilities
Advisory fee payable (Note 3)	229,549
Administrative services fee payable (Note 3)	34,327
Payable upon return of securities loaned (Note 2)	42,437,065
Dividend payable	1,574,487
Payable for investments purchased	1,225,000
Due to custodian	962,382
Directors' fee payable	307
Other accrued expenses payable	83,704
Total Liabilities	46,546,821
Net Assets
Applicable to 49,983,719 shares outstanding	$184,942,509
Net Assets
Capital stock, $.001 par value (Note 6)	$49,984
Paid-in capital (Note 6)	253,664,307
Accumulated net investment loss	(1,975,295)
Accumulated net realized loss on investments and foreign currency transactions	(70,450,079)
Net unrealized appreciation from investments and foreign currency translations	3,653,592
Net Assets	$184,942,509
Net Asset Value Per Share ($184,942,509 / 49,983,719)	$3.70
Market Price Per Share	$3.56

1  Including $41,625,369 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income (Note 2)
Interest	$16,991,241
Dividends	21,617
Securities lending	135,106
Total investment income	17,147,964
Expenses
Investment advisory fees (Note 3)	881,703
Administrative services fees (Note 3)	136,524
Directors' fees	96,930
Printing fees (Note 3)	79,126
Transfer agent fees	51,384
Audit and tax fees	48,591
Legal fees	30,755
Custodian fees	21,056
Insurance expense	16,251
Commitment fees (Note 4)	1,862
Miscellaneous expense	7,351
Total expenses	1,371,533
Net investment income	15,776,431
Net Realized and Unrealized Gain from Investments and Foreign Currency Related Items
Net realized gain from investments	1,728,571
Net realized gain from foreign currency transactions	264,438
Net change in unrealized appreciation (depreciation) from investments	6,851,113
Net change in unrealized appreciation (depreciation) from foreign currency translations	14,067
Net realized and unrealized gain from investments and foreign currency related items	8,858,189
Net increase in net assets resulting from operations	$24,634,620

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Operations
Net investment income	$15,776,431	$15,330,320
Net realized gain (loss) from investments and foreign currency transactions	1,993,009	(16,474,755)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	6,865,180	68,849,699
Net increase in net assets resulting from operations	24,634,620	67,705,264
From Dividends and Distributions
Dividends from net investment income	(17,463,231)	(13,572,265)
Distributions from return of capital	—	(2,209,293)
Net decrease in net assets resulting from dividends and distributions	(17,463,231)	(15,781,558)
From Capital Share Transactions (Note 6)
Issuance of 13,679 shares and 12,805 shares through the directors compensation plan (Note 3)	50,048	42,888
Reinvestment of dividends	66,744	—
Net increase in net assets from capital share transactions	116,792	42,888
Net increase in net assets	7,288,181	51,966,594
Net Assets
Beginning of year	177,654,328	125,687,734
End of year	$184,942,509	$177,654,328
Accumulated net investment loss	$(1,975,295)	$(919,133)

See Accompanying Notes to Financial Statements.

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Credit Suisse Asset Management Income Fund, Inc.

Financial Highlights

	For the Year Ended
Per share operating performance	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Net asset value, beginning of year	$3.56	$2.52	$4.06	$4.34	$4.24
INVESTMENT OPERATIONS
Net investment income	0.32	0.31	0.35	0.36	0.36
Net gain (loss) on investments, swap contracts, futures contracts and foreign currency related items (both realized and unrealized)	0.17	1.07	(1.46)	(0.31)	0.14
Total from investment activities	0.49	1.38	(1.11)	0.05	0.50
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.35)	(0.30)	(0.43)	(0.33)	(0.40)
Distributions from return of capital	—	(0.04)	—	—	—
Total dividends and distributions	(0.35)	(0.34)	(0.43)	(0.33)	(0.40)
Net asset value, end of year	$3.70	$3.56	$2.52	$4.06	$4.34
Per share market value, end of year	$3.56	$3.36	$2.30	$3.58	$4.38
TOTAL INVESTMENT RETURN[3]
Net asset value	14.71%	58.07%	(27.78)%	1.59%	12.73%
Market value	16.94%	63.46%	(25.25)%	(11.32)%	31.44%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$184,943	$177,654	$125,688	$202,914	$216,318
Ratio of expenses to average net assets	0.76%	0.73%	0.73%	0.78%	0.74%
Ratio of net investment income to average net assets	8.76%	10.14%	9.96%	8.75%	8.32%
Portfolio turnover rate	86.0%	54.0%	32.1%	49.7%	58.0%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $(0.01) per share.

3  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

4  Due to the realignment of the Fund's portfolio in connection with the combination with Credit Suisse Strategic Global Income Fund, Inc., the cost of purchases of $30,040,944 and proceeds from sales of $37,801,151 have been excluded from the Portfolio Turnover calculations.

See Accompanying Notes to Financial Statements.

Per share operating performance	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01
Net asset value, beginning of year	$4.56	$4.41	$3.91	$4.74	$5.70
INVESTMENT OPERATIONS
Net investment income	0.36	0.35	0.37	0.42	0.61[1]
Net gain (loss) on investments, swap contracts, futures contracts and foreign currency related items (both realized and unrealized)	(0.28)	0.22	0.58	(0.55)	(0.85)
Total from investment activities	0.08	0.57	0.95	(0.13)	(0.24)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.40)	(0.40)	(0.43)	(0.62)	(0.72)
Distributions from return of capital	(0.00)[2]	(0.02)	(0.02)	(0.08)	—
Total dividends and distributions	(0.40)	(0.42)	(0.45)	(0.70)	(0.72)
Net asset value, end of year	$4.24	$4.56	$4.41	$3.91	$4.74
Per share market value, end of year	$3.67	$4.45	$4.50	$3.88	$4.98
TOTAL INVESTMENT RETURN[3]
Net asset value	1.74%	13.55%	24.59%	(5.26)%	(6.04)%
Market value	(9.76)%	8.60%	28.11%	(10.52)%	1.15%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$211,536	$227,374	$219,864	$195,089	$236,652
Ratio of expenses to average net assets	0.82%	0.78%	0.78%	0.79%	1.07%
Ratio of net investment income to average net assets	8.20%	8.08%	8.83%	9.93%	11.66%
Portfolio turnover rate	61.5%	57.8%	77.8%	61.1%	50.1%[4]

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements

December 31, 2010

Note 1. Organization

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek current income through investment primarily in debt securities.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are generally categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors and are generally categorized as Level 3. At December 31, 2010, the Fund held less than 0.01% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $1,129,408 and fair value of $887. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2010

the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 — quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$172,267,270	$—	$172,267,270
Bank Loans	—	6,875,336	—	6,875,336
Common Stocks	2,437,270	—	—	2,437,270
Preferred Stocks	282,602	—	11	282,613
Warrants	—	—	876	876
Short-Term Investment	42,437,065	—	—	42,437,065
Other Financial Instruments*
Forward Foreign Currency Contract	—	146,769	—	146,769
	$45,156,937	$179,289,375	$887	$224,447,199

*  Other financial instruments include futures, forwards and swap contracts.

As of December 31, 2010, the amounts shown by the Fund as being Level 3 securities that were measured at fair value amounted to less than 0.01% of net assets.

Effective January 1, 2010, the Fund adopted FASB amendments to authoritative guidance which requires the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. For the year ended December 31, 2010, there were no significant transfers in and out of Level 1 and Level 2.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2010

instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

Fair Values of Derivative Instruments as of December 31, 2010

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
	Net Assets –			Liabilities –
Forward Foreign	Unrealized			Unrealized
Currency Contracts	Appreciation	$146,769	*	Depreciation	$0

*  Includes cumulative appreciation/depreciation of forward foreign currency contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income Forward Foreign Currency Contracts	$286,405
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income Forward Foreign Currency Contracts	$903

The notional amount of forward foreign currency contracts at year ended are reflected in the Notes to Financial Statements and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period for the Fund.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective yield method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2010

price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
USD	3,145,092	EUR	2,235,000	01/14/11	Morgan Stanley	$(3,145,092)	$(2,998,323)	$146,769

Currency Abbreviations:

EUR — Euro Currency

USD — United States Dollar

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2010

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2010, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $211,090, of which $42,225 was rebated to borrowers (brokers). The Fund retained $135,106 in income from the cash collateral investment, and SSB, as lending agent, was paid $33,759. Securities lending income is accrued as earned.

K) OTHER — Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets. For the year ended December 31, 2010, investment advisory fees earned were $881,703.

SSB serves as accounting and administrative agent to the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2010, administrative services fees earned by SSB (including out-of-pocket expenses) were $136,524.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Since 2008, the Independent Directors have been able to receive up to 100% of their annual retainer in shares of the Fund. During the year ended December 31, 2010, 13,679 shares were issued through the directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2010

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2010, Merrill was paid $35,245 for its services by the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2010, and during the year ended December 31, 2010, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments) were $150,688,641 and $151,733,093, respectively.

Note 6. Fund Shares

The Fund has one class of shares of common stock, par value $.001 per share; one hundred million shares are authorized. Transactions in shares of common stock were as follows:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Shares issued through the directors compensation plan	13,679	12,805
Shares issued through reinvestment of dividends	18,508	—
Net increase	32,187	12,805

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2010 and 2009, respectively, by the Fund were as follows:

Ordinary Income		Return of Capital
2010	2009	2010	2009
$17,463,231	$13,572,265	$0	$2,209,293

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of losses deferred due to wash sales, income from defaulted bonds and mark to market of forward contracts.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2010

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Deferral of post-October capital losses	$(603,982)
Dividends payable	(1,109,552)
Accumulated net realized loss	(69,528,898)
Unrealized appreciation	2,470,650
$(68,771,782)

At December 31, 2010, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2011	2012	2013	2014	2016	2017	2018
$18,379,472	$1,091,025	$3,101,847	$10,609,938	$16,896,140	$18,951,117	$499,359

During the tax year ended December 31, 2010, the Fund did not utilize any of the capital loss carryforwards and $72,148,258 of the capital loss carryforwards expired.

It is uncertain whether the Fund will be able to realize the benefits of the capital loss carryforwards before they expire.

At December 31, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $221,841,288, $12,572,733, $(10,113,591) and $2,459,142, respectively.

At December 31, 2010, the Fund reclassified $630,638 to accumulated net investment loss and $71,517,620 to accumulated net realized loss from paid in capital, to adjust for current period permanent book/tax differences which arose principally from sales of defaulted bonds, foreign currency gain/(loss) and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Asset Management Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Asset Management Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. (the "Fund"), at December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2011

Credit Suisse Asset Management Income Fund, Inc.

Board Consideration and Re-approval of Investment Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Directors (the "Board") of the Credit Suisse Asset Management Income Fund, Inc. (the "Fund"), including a majority of the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "Independent Directors"), at a meeting held on November 15 and 16, 2010, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed the contractual investment advisory fee rate of 0.50% (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board noted that Credit Suisse had contractually agreed to base its current investment advisory fee upon the lower of the Fund's average weekly stock price or its average weekly net assets. The Board also reviewed and considered the actual fee rate of 0.50% paid by the Fund ("Net Advisory Fee") as of September 30, 2010.

Additionally, the Board considered information comparing the Net Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., ("Lipper") an independent provider of investment company data. The Board observed that the Net Advisory Fee was lower than the median rates of funds in the Expense Group.

Nature, Extent and Quality of Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the Fund management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board considered the performance results of the Fund over time, along with comparison to both the relevant performance group ("Performance Group") and a universe of funds for the Fund (the "Performance Universe"). The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the Advisory Agreement for the Fund, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board received profitability information for another fund in the Credit Suisse family of funds.

Credit Suisse Asset Management Income Fund, Inc.

Board Consideration and Re-approval of Investment Advisory Agreement (unaudited) (continued)

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether breakpoints in the Fund's advisory fee structure would be appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusion

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

  • The Net Advisory Fee was the lowest in the Expense Group, and the Board considered the fee reasonable. In addition, the Fund's actual total expenses were the lowest in the Expense Group.

  • The Fund's performance was at or above the median for all periods in its Performance Universe except for the one year period.

  • The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

  • In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to waive fees, Credit Suisse's profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

  • The Fund's current fee structure (without breakpoints) was considered reasonable in light of the Net Advisory Fee.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Directors; Audit Committee Member and Nominating Committee Chairman	Chairman since 2005 and Director since 1990; current term ends at the 2013 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	9	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Starcomms PLC., (telecommunications company); Director of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

Terry Fires Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1958)	Director; Audit and Nominating Committee Member	Since 2006; current term ends at the 2013 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003.	2	None

James Cattano c/o Primary Resources, Inc. Executive Office 999 Vanderbilt Beach Road Suite 200 Naples, Florida 34108 (1943)	Director; Audit Committee Chairman and Nominating Committee Member	Since 2006; current term ends at the 2011 annual meeting	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Director and Nominating Committee Member	Since 1990; current term ends at the 2012 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Director; Audit and Nominating Committee Member	Since 2005; current term ends at the 2011 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company).

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

John Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

**  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse Asset Management Income Fund, Inc.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)
Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund

Credit Suisse High Income Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Blend II Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:  Credit Suisse Asset Management Income Fund, Inc.
c/o Computershare
P.O. Box 43078
Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Credit Suisse Asset Management Income Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CIK-AR-1210

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2010. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2009 and December 31, 2010.

	2009	2010
Audit Fees	$42,530	$42,530
Audit-Related Fees(1)	$3,400	$3,400
Tax Fees(2)	$2,800	$2,800
All Other Fees	—	—
Total	$48,730	$48,730

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,400 in 2009 and $3,400 in 2010).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2009 and December 31, 2010.

	2009	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2009	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2009 and December 31, 2010:

	2009	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2009 and December 31, 2010 were $6,200 and $6,200, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unite (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 3, 2010

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of December 31, 2010, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and the total assets managed within each category as of December 31, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Thomas J. Flannery	3	$555 million	24	$10,697 million	7	$1,206 million

As of December 31, 2010, Mr. Flannery manages 20 accounts which have total assets under management of $9,639 million, and which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Mr. Flannery is compensated for his services by Credit Suisse. His compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining his bonus include the Fund’s performance, assets held in the Fund and other accounts managed by him, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group A.G. stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse Group A.G., portfolio managers participate in Credit Suisse Group A.G.’s profit sharing and 401(k) plans.

Securities Ownership.  As of December 31, 2010, Mr. Flannery did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 15, 2010.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer
Date: March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer
Date: March 2, 2011

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: March 2, 2011